Other Revenues and Restructuring Charges	12 Months Ended
Dec. 31, 2017
Restructuring and Related Activities [Abstract]
Other Revenues and Restructuring Charges
Other Revenues and Restructuring Charges
For the year ended December 31, 2017, the Company recognized $39.9 million (2016 - $37.9 million; 2015 - $17.7 million) of revenue from its lightering support operations (note 5), $12.9 million (2016 - $13.8 million; 2015 - $9.5 million) of revenue related to its commercial ship management services and $0.6 million related to a profit-sharing arrangement with a in-chartered vessel. In addition, for the year ended December 31, 2016, the Company amortized $1.2 million (2015 - $4.8 million) of its in-process revenue contracts which is included in other revenues on the consolidated statements of (loss) income.

For the year ended December 31, 2015, the Company recognized $6.8 million of restructuring charges, of which $4.4 million related to the termination of the employment of certain seafarers upon the expiration of a time-charter out contract and $2.0 million related to cancellation fees paid to Anglo-Eastern during the first quarter of 2015 in connection with the acquisition of its 49% share in Teekay Marine Ltd. The $4.4 million termination charge was recovered from the customer and the recovery is reflected in other revenues on the consolidated statements of (loss) income. In addition, $0.3 million of restructuring charges related to severance payments made by the Company in relation to the acquisition of the ship-to-ship business (see note 21).